                                                  ------------------------------
                                                            OMB APPROVAL
                                                  ------------------------------
                                                  OMBA Number:         3235-0145
                                                  Expires:      October 31, 1994
                                                  Estimated average burden
                                                  hours per response . . . 14.90
                                                  ------------------------------

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 13G

                   Under the Securities Exchange Act of 1934

                            (Amendment No.  1   )*
                                          ------

                          ALLIED Life Financial Corp.
--------------------------------------------------------------------------------
                               (Name of Issuer)

                                 Common Stock
--------------------------------------------------------------------------------
                        (Title of Class of Securities)

                                   019246107
                   -----------------------------------------
                                (CUSIP Number)

Check the following box if a fee is being paid with this statement [_]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                               Page 1 of 8 pages

-----------------------                                  ---------------------
  CUSIP NO. 019246107                   13G                PAGE 2 OF 8 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

          Wanger Asset Management, L.P. 36-3820584
------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [_]
      Not Applicable                                            (b) [_]

------------------------------------------------------------------------------
      SEC USE ONLY
 3


------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 4
          Delaware

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     5
     NUMBER OF                None

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      6
                              424,000
     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     7
    REPORTING                 None

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          8
                              424,000
------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
 9
          424,000

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
10
          Not Applicable

------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9
11
          9.26%

------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
12
          IA

------------------------------------------------------------------------------

                     *SEE INSTRUCTION BEFORE FILLING OUT!

-----------------------                                  ---------------------
  CUSIP NO. 019246107                   13G                PAGE 3 OF 8 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

          Wanger Asset Management, Ltd.
------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [_]
      Not Applicable                                            (b) [_]

------------------------------------------------------------------------------
      SEC USE ONLY
 3


------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 4
      Delaware

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     5
     NUMBER OF                None

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      6
                              424,000
     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     7
    REPORTING                 None

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          8
                              424,000
------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
 9
          424,000

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
10
          Not Applicable

------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9
11
          9.26%

------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
12
          CO

------------------------------------------------------------------------------

                     *SEE INSTRUCTION BEFORE FILLING OUT!

-----------------------                                  ---------------------
  CUSIP NO. 019246107                   13G                PAGE 4 OF 8 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

         Ralph Wanger
------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [_]
      Not Applicable                                            (b) [_]

------------------------------------------------------------------------------
      SEC USE ONLY
 3


------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 4
          U.S.A.

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     5
     NUMBER OF                None

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      6
                              424,000
     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     7
    REPORTING                 None

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          8
                              424,000
------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
 9
          424,000

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
10
          Not Applicable

------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9
11
          9.26%

------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
12
          IN

------------------------------------------------------------------------------

                     *SEE INSTRUCTION BEFORE FILLING OUT!

Item 1(a)           Name of Issuer:

                         ALLIED Life Financial Corp.

Item 1(b)           Address of Issuer's Principal Executive Offices:

                         701 Fifth Avenue
                         Des Moines, Iowa 50391-2003

Item 2(a)           Name of Person Filing:

                         Wanger Asset Management, L.P. ("WAM");
                         Wanger Asset Management Ltd., the general partner of WAM ("WAM LTD.");
                         Ralph Wanger ("Wanger")

Item 2(b)           Address of Principal Business Office:

                         WAM, WAM LTD. and Wanger are all located at:
                         227 West Monroe Street, Suite 3000
                         Chicago, Illinois 60606

Item 2(c)           Citizenship:

                         WAM is a Delaware limited partnership.
                         WAM LTD. is a Delaware corporation.
                         Wanger is a U.S. citizen.

Item 2(d)           Title of Class of Securities:

                         Common Stock

Item 2(e)           CUSIP Number:

                         019246107

Item 3              Type of Person:

                         (e) WAM is an Investment Adviser registered under
                         section 203 of the Investment Advisers Act of 1940; WAM LTD. is the General Partner of the Investment Adviser; Wanger is the principal stockholder of the General Partner.

                               Page 5 of 8 pages

Item 4         Ownership (at December 31, 1994):
                                            --

                    (a) Amount owned "beneficially" within the meaning of rule 13d-3:

                         424,000 shares

                    (b)  Percent of class:

                         9.26%

                    (c)  Number of shares as to which such person has;

                              (i)  sole power to vote or to direct the vote:
                                   none
                             (ii)  shared power to vote or to direct the vote:
                                   424,000
                            (iii) sole power to dispose or to direct the disposition of: none
                             (iv)  shared power to dispose or to direct
                                   disposition of: 424,000

                       WAM serves as investment adviser to Acorn Investment Trust, Series Designated Acorn Fund (the "Trust"). Various of WAM's limited partners and employees are also officers and trustees of the Trust, but WAM does not consider the Trust to be controlled by such persons. Although the Trust is not controlled by WAM, pursuant to rule 13d-3(a) the 318,000 shares beneficially owned by the Trust, with respect to which the Trust has delegated to WAM shared voting power and shared dispositive power, are considered to be shares beneficially owned by WAM by reason of such delegated powers. In addition to the shares beneficially owned by the Trust, other clients of WAM may own shares which are not included in the aggregate number of shares reported herein because WAM does not have or share voting or investment power over those shares.

Item 5         Ownership of Five Percent or Less of a Class:

                    Not Applicable

Item 6         Ownership of More than Five Percent on Behalf of Another Person:

                    The shares reported herein have been acquired on behalf of discretionary clients of WAM. Persons other than WAM are entitled to receive all dividends from, and proceeds from the sale of, those shares.

                               Page 6 of 8 pages

Item 7 Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on by the Parent Holding
               Company:

                    Not Applicable

Item 8         Identification and Classification of Members of the Group:

                    Not Applicable

Item 9         Notice of Dissolution of Group:

                    Not Applicable

Item 10        Certification:

                    By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purpose or effect.

                               Page 7 of 8 pages

                                   Signature
                                   ---------

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


Date: February 8, 1995


                    The undersigned corporation, on the date above written, agrees and consents to the joint filing on its behalf of this Schedule 13G in connection with its beneficial ownership of the security reported herein.


                                   WANGER ASSET MANAGEMENT, LTD.
                                        for itself and as general partner of
                                        WANGER ASSET MANAGEMENT, L.P.


                                   By: /s/ Robert M. Slotky
                                      --------------------------------------
                                           Robert M. Slotky
                                           Chief Financial Officer


                    The undersigned individual, on the date above written, agrees and consents to the joint filing on his behalf of this Schedule 13G in connection with his beneficial ownership of the security reported herein.


                                   RALPH WANGER



                                   /s/ Ralph Wanger
                                   -----------------------------------------

                               Page 8 of 8 pages